GIANT MOTORSPORTS, INC.

                                AGENCY AGREEMENT

                                                               September 9, 2005

HCFP/Brenner Securities LLC
888 Seventh Avenue
New York, New York 10106

Ladies and Gentlemen:

      Giant Motorsports, Inc., a Nevada corporation ("Company") is offering for sale in a private placement ("Offering") up to an aggregate of $2.5 million (subject to increase in the mutual discretion of the Company and the Placement Agent (as hereinafter defined)) of its 10% Series A Convertible Preferred Stock ("Preferred Stock") and common stock purchase warrants ("Warrants") at a purchase price of $1,000 for one share of Preferred Stock, together with 2,000 Warrants. The conversion price of each share of Preferred Stock is $0.50. Each Warrant is exercisable for one share of the Company's common stock ("Common Stock") at an exercise price of $0.50 per share. The Preferred Stock and Warrants are collectively referred to herein as the "Securities." The Securities are offered on an "any-or-all best efforts" basis, in accordance with Section 4(2) of the Securities Act of 1933, as amended ("Securities Act"), and Regulation D ("Reg D") promulgated thereunder, only to "accredited investors," as defined in Reg D. The minimum subscription amount is $100,000 (or 100 shares of Preferred Stock and 200,000 Warrants), but subscriptions for amounts less than $100,000 may be accepted at the discretion of the Placement Agent and with the Company's consent.

      Officers, directors and shareholders of the Placement Agent and the Company and their affiliates may purchase Securities in the Offering.

      The Preferred Stock and Warrants have the respective terms and conditions contained in the forms of Certificate of Designation ("Certificate of Designation") and Warrant Certificate and Warrant Agreement comprising a portion of the Company's Subscription/Registration Rights Agreement to be delivered to each purchaser of Preferred Stock and Warrants (all of such documents referred to collectively herein as the "Offering Documents"). The provisions of this Agreement shall apply to all offers and sales of Securities consummated prior to the date hereof.

1. Appointment of Placement Agent; The Offering Period.

      1.1 Appointment of Placement Agent. HCFP/Brenner Securities LLC ("Placement Agent") is hereby appointed exclusive Placement Agent of the Company during the offering period herein specified ("Offering Period") for the purpose of assisting the Company in placing the Securities with purchasers who are qualified accredited investors ("Subscribers"). The Placement Agent hereby accepts such agency and agrees to assist the Company in placing the Securities with the Subscribers. The Placement Agent's agency hereunder is not terminable by the Company except upon termination of the Offering, a breach by the Placement Agent of its material obligations hereunder or as otherwise provided in Section 7 herein.

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      1.2 Offering Period. The Offering Period shall commence on the date hereof
("Commencement Date") and shall continue until September 30, 2005; provided, however, that the Offering Period may be extended until October 31, 2005 or such reasonable later date as mutually agreed to by the Placement Agent and the Company without notice to any Subscriber (the last day of the Offering Period, as it may be extended, is referred to as the "Termination Date"). When the Company has received and accepted a subscription, a closing may be held with respect to such Preferred Stock and Warrants and the Offering may be continued and additional closings may be held from time to time until all shares of Preferred Stock are sold, or the Termination Date, whichever occurs first. The initial closing ("Initial Closing") and each subsequent closing, if any, are each hereinafter referred to as a "Closing." The Placement Agent or the Company may reject any subscription in whole or in part, at any time and for any reason.

      1.3 Purchase Option. At the election of the Placement Agent, the Company shall issue and sell to the Placement Agent (and/or its designees) at the Closing, for an aggregate purchase price of $10.00, an option ("Purchase Option") to purchase 10% of the number of shares of Preferred Stock and/or 10% of the number of Warrants issued to Subscribers at such Closing.

      1.4 Offering Documents. The Company will provide the Placement Agent with a sufficient number of copies of the Offering Documents, including the form of Subscription/Registration Rights Agreement to be executed by each Subscriber in the Offering, for delivery to potential Subscribers and such other information, documents and instruments that the Placement Agent deems necessary to act as Placement Agent hereunder and to comply with the rules, regulations and judicial and administrative interpretations respecting compliance with applicable state and federal statutes related to the Offering.

      1.5 Segregation of Funds. Each Subscriber for Preferred Stock and Warrants shall tender payment for the Preferred Stock and Warrants for which it is subscribing by tendering cash (by check or wire transfer) in accordance with the procedures set forth in the Offering Documents. Prior to a closing with respect to the applicable subscriptions, cash funds shall be held by Blank Rome, LLP, as escrow agent, in a segregated, non-interest-bearing bank account, as set forth in the Offering Documents.

      1.6 No Firm Commitment. The Company understands and acknowledges that the undertaking by the Placement Agent pursuant to this Agreement is not a "firm commitment" offering and that the Placement Agent is not obligated in any way to purchase or sell the Securities offered hereby.

      1.7 Participation by Selected Dealers. The Placement Agent may engage other persons that are members of the National Association of Securities Dealers, Inc. ("NASD") or registered representatives of such members to assist the Placement Agent in the Offering (each such person being hereinafter referred to as a "Selected Dealer") and the Placement Agent may allow such persons such part of the compensation and payment of expenses payable to the Placement Agent hereunder as the Placement Agent shall determine.


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

2. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to the Placement Agent and the Selected Dealers upon the execution of this Agreement and again at the Initial Closing and each subsequent Closing, qualified only by the information set forth in the Schedule of Related Information and Exceptions attached hereto as Exhibit A:

      2.1 Due Incorporation and Qualification. The Company has been duly incorporated, is validly existing and is in good standing under the laws of Nevada and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification.

      2.2 Subsidiaries. The Company does not presently own an interest in any corporation, association, or other business entity, other than as set forth in the Schedule of Related Information and Exceptions. The Company is not a party to any joint venture, partnership, or similar arrangement, other than as set forth in the Schedule of Related Information and Exceptions. The Company owns all of the issued and outstanding shares of common stock of all subsidiaries set forth in the Schedule of Related Information and Exceptions and the Company holds good and marketable title to such shares free and clear of all liens, claims, charges, pledges, security interests, encumbrances and any and all rights and claims of third parties whatsoever.

      2.3 Authorized Capital; Outstanding Securities. As of the date hereof, the Company's capitalization, consisting of its authorized, issued and outstanding shares of Common Stock, Preferred Stock and convertible securities (including all options and warrants), is as described in the Company's most recent SEC Filings (as hereinafter defined) and the Schedule of Related Information and Exceptions. Except as set forth in the Company's most recent SEC Filings, the Company does not have outstanding any option, warrant, convertible security, or other right permitting or requiring it to issue, or otherwise to purchase or convert any obligation into, shares of Common Stock or other securities of the Company and the Company has not agreed to issue or sell any shares of Common Stock or other securities of the Company. As of the Initial Closing and any subsequent Closing, there will be no securities of the Company outstanding other than as set forth in the most recent SEC Filings, except for (i) the securities issued in the Offering and (ii) additional Common Stock issued upon conversion or exercise of currently outstanding options and warrants. All of the issued and outstanding securities of the Company have been duly and validly authorized and issued and are fully paid and non-assessable. None of the holders of such outstanding securities is subject to personal liability solely by reason of being such a holder. The offers and sales of all securities of the Company made after January 16, 2004, and, to the Company's knowledge, such sales made from the date three years prior to the date of this Agreement through January 16, 2004, were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration. At the time of the Initial Closing and any subsequent Closing, the Company will have reserved for issuance a sufficient number of shares of Common Stock to be issued upon conversion on the Preferred Stock and upon exercise of the Warrants. As used herein "SEC Filings" shall mean all filings made by the Company with the Securities and Exchange Commission (the "Commission").

      2.4 Registration Rights. Except as set forth in the Schedule of Related Information and Exceptions, no holder of any of the Company's securities has any "piggyback" or demand registration rights with respect to which the Company has not already registered such securities and no party has any right to have any securities owned by such party included on the registration statement which the Company covenants to file with the Commission to register the securities sold hereunder ("Offering Registration Statement").


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

      2.5 Financial Statements. The financial statements of the Company, including the notes thereto, included in the SEC Filings ("Financials") fairly present, in all material respects, the financial position and results of operations of the Company at the dates thereof and for the periods covered thereby, subject, in the case of interim periods, to year-end adjustments and normal recurring accruals and to the extent that such Financials may not include footnotes. Such Financials have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved except as may otherwise be stated therein and except that the notes in the interim financial statements may be abbreviated and do not contain all of the information in the notes to the audited financial statements. The Company has no liabilities or obligations, contingent, direct, indirect or otherwise except (i) as set forth in the latest balance sheet ("June 30, 2005 Balance Sheet") included in the Financials or the footnotes thereto (the date of such balance sheet being referred to as the "Balance Sheet Date") and (ii) those incurred in the ordinary course of business since the Balance Sheet Date. Except as may be disclosed in the Financials, there are no amounts due to any officers, directors or 5% or greater stockholders of the Company, or to any of their respective affiliates, other than salary and other compensation and expense reimbursements.

      2.6 No Material Adverse Changes. Except as set forth in the SEC Filings, since the date of the June 30, 2005 Balance Sheet, there has not been any material adverse change in the condition, financial or otherwise, of the Company.

      2.7 Taxes. The Company has filed all federal tax returns and all state and municipal and local tax returns (whether relating to income, sales, franchise, withholding, real or personal property or other types of taxes) required to be filed under the laws of the United States and applicable states, and has paid in full all taxes that have become due pursuant to such returns or claimed to be due by any taxing authority. As used herein, "tax" or "taxes" include all taxes, charges, fees, levies or other assessments imposed by any Federal, state, local, or foreign taxing authority, including, without limitation, income, premium, recapture, credit, excise, property, sales, use, occupation, service, service use, leasing, leasing use, value added, transfer, payroll, employment, license, stamp, franchise or similar taxes (including any interest earned thereon or penalties or additions attributable thereto).

      2.8 Finder's Fees; Other Broker/Dealers. The Company is not obligated to pay a finder's fee to anyone in connection with the introduction of the Company to the Placement Agent or the consummation of the Offering contemplated hereunder.

      2.9 No Pending Actions. Except as set forth in the Schedule of Related Information and Exceptions, there is no action, suit, proceeding, claim or investigation pending or currently threatened against the Company and/or its subsidiaries which questions the validity of the Transaction Documents (as defined in Section 2.11 hereof) or the right of the Company and/or its subsidiaries to enter into any of them, or to consummate the transactions contemplated hereby or thereby, or which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect (defined below) or cause any change in the current equity ownership of the Company and/or its subsidiaries, nor is the Company and/or its subsidiaries aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company and/or its subsidiaries), involving the prior employment of any of the Company's and/or its subsidiaries' employees, their use in connection with the Company's and/or its subsidiaries' business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company and/or its subsidiaries are not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality. ("Material Adverse Effect" shall mean a material adverse effect on the business, operations, assets, financial condition, or prospects of the Company and its subsidiaries taken as a whole.)


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

      2.10 Private Offering Exemption; Offering Documents. The Offering Documents and SEC Filings taken as a whole do not contain any untrue statement of fact or omit to state a fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Assuming that (i) a proper Form D is filed in accordance with Rule 503 of Reg D, (ii) the offer and the sale of the Securities is made in compliance with Rule 502(c) of Reg D and/or Section 4(2) of the Securities Act, and (iii) the representations of the Subscribers in the Subscription/Registration Rights Agreements signed by them are true and correct, the sale of Securities in the Offering is exempt from registration under the Securities Act and is in compliance with Reg D.

      2.11 Due Authorization. Except as disclosed in the Schedule of Related Information and Exceptions, all corporate action on the part of the Company, its officers, directors, and shareholders necessary for the (a) authorization, execution, and delivery of (i) this Agreement, (ii) the Preferred Stock, (iii) the Certificate of Designations, (iv) the Warrants, (v) the Purchase Option,
(vi) Warrant Agreement and (vii) Warrant Certificate (all of the foregoing documents being collectively referred to in this Section 2 as the "Transaction Documents"), (b) the performance of all obligations of the Company hereunder and thereunder and (c) the authorization, issuance (or reservation for issuance), and delivery of the Securities and Purchase Option, has been taken and the Transaction Documents constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) to the extent the indemnification and contribution provisions contained in the Transaction Documents may be limited by applicable federal or state laws.

      2.12 Non-Contravention; Consents. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
(a) a Form D in accordance with Reg D and applicable Blue Sky filings, and (b) such filings with the NASD as may be required with respect to the listing of the Warrants on the OTC Bulletin Board as contemplated by this Agreement.

      2.13 Valid Issuances. The Securities and Purchase Option when issued and delivered in accordance with the terms of the Offering Documents and this Agreement will be duly and validly issued. The shares of Common Stock issuable upon conversion of and/or as dividends with respect to the Preferred Stock and upon exercise of the Warrants and Purchase Option have been duly and validly authorized and, when issued and delivered in accordance with the terms of this Agreement, the Certificate of Designation and the Warrants and the Warrant Agreement, will be duly and validly issued, fully paid and non-assessable. The holders of the Securities and Purchase Option will not be subject to personal liability by reason of being such holders and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.


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

      2.14 No Right to Receive or Purchase. Except as set forth in the Offering Documents, the issuance of the Securities and Purchase Option in the Offering and the issuance of Common Stock upon conversion of and/or as dividends with respect to the Preferred Stock and upon exercise of the Warrants and Purchase Option will not give any holder of any of the Company's outstanding shares of Common Stock, options, warrants or other convertible securities or rights to purchase securities of the Company (i) the right to receive or purchase any additional shares of Common Stock or any other securities of the Company, or
(ii) the right to an anti-dilution adjustment to any outstanding securities of the Company.

      2.15 No Regulatory Problems. The Company and each of its subsidiaries (i) has not filed a registration statement that is the subject of any pending proceeding or examination under Section 8 of the Securities Act, and is not and has not been the subject of any refusal order or stop order thereunder; (ii) is not subject to any pending proceeding under Rule 258 of the Securities Act or any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, or any order, judgment, or decree of any court of competent jurisdiction permanently restraining or enjoining, the Company and/or its subsidiaries from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code or a temporary restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code. None of the Company's and/or its subsidiaries' current or former directors or executive officers (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgment or decree of any court of competent jurisdiction temporarily or preliminarily enjoining or restraining, or is subject to any order, judgment or decree of any court of competent jurisdiction permanently enjoining or restraining, such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, or involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment adviser; (iii) is subject to an order of the Commission entered pursuant to Section 15(b), 15B(a) or 15B(c) of the Exchange Act, or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) is suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code, or is subject to a restraining order or preliminary injunction entered under
Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.


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

      2.16 Material Contracts; No Defaults. The Company has filed with the Commission all contracts, agreements, instruments, indentures, mortgages, loans, leases, licenses, arrangements or undertakings of any nature, of the Company and/or its subsidiaries that are required to be filed with the Commission (collectively, "Contracts"). The Company and each of its subsidiaries is not a party to any other Contracts that are required to be filed with the Commission. Each of the Contracts is in full force and effect, the Company and/or its subsidiaries have performed in all respects all of its obligations thereunder and is not in default thereunder, and no party to a Contract has made a claim to the effect that the Company and/or its subsidiaries have failed to perform any obligations thereunder. There is no plan, intention, or indication of any contracting party to a Contract to cause termination, cancellation or modification of such Contract or to reduce or otherwise change its activity thereunder so as to adversely affect in any material respect the benefits derived or expected to be derived therefrom by the Company and/or its subsidiaries. No event or state of facts exist that with notice or the passage of time or both could cause the Company and/or its subsidiaries to be in default under any Contract. Neither the Company nor any of its subsidiaries are in violation of any term or provision of (i) its Certificate of Incorporation or Bylaws or (ii) any Permit, or applicable Law.

      2.17 Conduct of Business; Compliance with Law. The Company and each of its subsidiaries have all requisite corporate power and authority, and has all necessary Permits, to own or lease its respective properties and conduct its respective business as described in the SEC Filings. The Company and each of its subsidiaries have been operating their respective businesses in compliance with all such Permits. The disclosures in the SEC Filings concerning the effects of federal, state and local regulation on the Company's and its subsidiaries business as currently conducted and contemplated are correct in all respects and do not omit to state a material fact. The Company and its subsidiaries are in compliance with all Laws.

      2.18 Outstanding Indebtedness; Liens; Title to Property; Insurance. Except as set forth in the Financial Statements or in the Schedule of Related Information and Exceptions, the Company and each of its subsidiaries have no outstanding indebtedness. Except as set forth in the SEC Filings or in the Schedule of Related Information and Exceptions, none of the assets of the Company and/or its subsidiaries are subject to any liens, encumbrances or mortgages or similar interests, except for those which occur in the ordinary course of business and do not materially impair the Company's and/or its subsidiaries' ownership or use of such assets. The Company and/or its subsidiaries have good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property (tangible and intangible) owned or leased by them, free and clear of all liens, encumbrances, claims, security interests, defects and restrictions of any material nature whatsoever, except as reflected in the Financials. The Company and/or its subsidiaries have adequately insured their respective properties against loss or damage by fire or other casualty and maintain such insurance in adequate amounts.


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

      2.19 Intangibles. The Company and/or its subsidiaries have title and ownership of, or has otherwise acquired rights with respect to, all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, inventions, proprietary rights, and processes necessary for their business as now conducted without any conflict with or infringement of the rights of others. Except as set forth in the Schedule of Related Information and Exceptions, the Company and/or its subsidiaries have not violated, received any communications alleging that the Company and/or its subsidiaries have violated or, by conducting its business would violate any of the patents, trademarks, service marks, trade names, copyrights, or trade secrets, or other proprietary rights of any other person or entity. None of the Company's and/or its subsidiaries' employees, officers, or consultants are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's, officer's, or consultant's efforts to promote the interests of the Company and/or its subsidiaries or that would conflict with the Company's and/or its subsidiaries' business as conducted. Neither the execution nor delivery of the Transaction Documents, nor the carrying on of the Company's and/or its subsidiaries' business by the employees of the Company and/or its subsidiaries, nor the conduct of the Company's and/or its subsidiaries' business, will conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees, officers or consultants are now obligated. The Company and/or its subsidiaries own, license or possess the licenses or rights to use all trademarks, service marks, service names, trade names, patents, patent applications, and copyrights used and to be used by the Company and/or its subsidiaries in their business (collectively, "Intangibles"). The Company and/or its subsidiaries have in place all confidentiality agreements with its employees, consultants and third parties as are necessary to protect the Company's and/or its subsidiaries' Intangibles. The Company and/or its subsidiaries own the Intangibles free and clear of all liens, security interests or other encumbrances.

      2.20 Employee Matters.

                  (a) The Company and/or its subsidiaries currently enjoy satisfactory employer-employee relationships with their employees and is in compliance with all federal, state and local laws and regulations respecting the employment of their employees and employment practices, terms and conditions of employment and wages and hours relating thereto. There are no pending investigations involving the Company and/or its subsidiaries by any government, Department of Labor or any other governmental agency responsible for the enforcement of employment laws and regulations. There is no unfair labor practice charge or complaint against the Company and/or its subsidiaries pending before a Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company and/or its subsidiaries or any predecessor entity and none has ever occurred. No questions concerning representation exist respecting the employees of the Company and/or its subsidiaries and no collective bargaining agreement or modification thereof is currently being negotiated by the Company and/or its subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company and/or its subsidiaries, if any. The Company and/or its subsidiaries is not liable for any severance pay or other payments to any employee or former employee that remains unsatisfied arising from the termination of employment.


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

                  (b) Except as set forth in the Schedule of Related Information and Exceptions, the Company and/or its subsidiaries neither maintain, sponsor nor contribute to, nor are any of them required to contribute to, any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multi-employer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company and/or its subsidiaries do not maintain or contribute to, and have at no time maintained or contributed to, a defined benefit plan, as defined in Section 3(35) of ERISA. If the Company and/or its subsidiaries do maintain or contribute to a defined benefit plan, any termination of the plan on the date hereof would not give rise to liability under Title IV of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of
Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended ("Code"), that could subject the Company and/or its subsidiaries to any tax penalty for prohibited transactions and which has not been corrected. Each ERISA Plan is in compliance with all reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan that is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company and/or its subsidiaries have never completely or partially withdrawn from a "multi-employer plan."

      2.21 Governmental Proceedings. There are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal, domestic or foreign, naming the Company and/or its subsidiaries and enjoining the Company and/or its subsidiaries from taking, or requiring the Company and/or its subsidiaries to take, any action, or to which the Company and/or its subsidiaries properties or business is bound or subject.

      2.22 Exchange Act Reports. The Company is subject to the reporting requirements of the Securities Act and Exchange Act and has timely filed all reports and statements required under the Securities Act and Exchange Act on a timely basis, and each report and statement was true and complete in all respects and, when filed, did not contain an untrue statement of a fact or omit to state a fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      2.23 Accounting Controls. Subject to the requirements of SOX (defined hereinafter) and the rules and regulations of the Commission promulgated under SOX, the Company maintains a system of internal accounting controls sufficient to provide assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      2.24 Compliance with Sarbanes-Oxley and Related Regulations. The Company is in compliance with the Sarbanes-Oxley Act of 2002 ("SOX"), the rules and regulations promulgated by the Commission under SOX, and the rules, regulations and listing requirements of the principal trading market for its securities.


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3. Representations, Warranties and Certain Covenants of the Placement Agent and
Selected Dealers.

      3.1 Due Authorization. The Placement Agent represents and warrants that it has full right, power and authority to enter into this Agreement and the Warrant Agreement, and to perform all of its obligations hereunder and thereunder. This Agreement and the Warrant Agreement constitute valid and legally binding obligations of the Placement Agent, enforceable in accordance with their respective terms, except (1) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other laws of general application affecting enforcement of creditors' rights generally, (2) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (3) to the extent the indemnification and contribution provisions contained in this Agreement and/or the Warrant Agreement may be limited by applicable federal or state laws.

      3.2 Other representations, warranties and covenants. Each of the Placement Agent and each Selected Dealer that the Placement Agent may from time to time appoint, severally represents and warrants as follows:

            3.2.1 Due Incorporation. It is validly existing and is in good standing under the laws of its state of incorporation.

            3.2.2 Broker/Dealer Registration. It is registered as a broker-dealer under Section 15 of the Exchange Act.

            3.2.3 Good Standing. It is a member in good standing of the NASD.

            3.2.4 Sale in Certain Jurisdictions. Sales of Securities made by it will be made only in such jurisdictions in which (i) it is a registered broker-dealer or where an applicable exemption from such registration exists and
(ii) the offering and sale of the Securities is registered under, or is exempt from, applicable registration requirements.

            3.2.5 Compliance with Laws. Offers and sales of the Securities made by it will be made in compliance with the provisions of Rule 502(c) of Reg D and
Section 4(2) of the Securities Act, and it will furnish to each investor a copy of the Offering Documents prior to accepting any payments for the Securities.

4. Closing.

      4.1 Closing. At any time prior to the Termination Date, upon the mutual consent of the Company and the Placement Agent, one or more closings shall take place at the offices of Blank Rome LLP, 405 Lexington Avenue, 24th Floor, New York, New York 10174. At each Closing, payment for the Preferred Stock and Warrants then being issued and sold by the Company (by certified check or wire transfer payable to the order of the Company,) less the amount deductible by the Placement Agent pursuant to Section 4.4 hereof, shall be made against delivery of certificates representing such Preferred Stock and Warrants.

      4.2 Deliveries at Closing. At each Closing after the date hereof, and as a condition to each such Closing, the Company shall deliver or cause to be delivered to the Placement Agent:

            4.2.1 Opinion of Counsel. The opinion of Gusrae, Kaplan, Bruno & Nusbaum PLLC, counsel to the Company, dated as of the date of each Closing, in form attached hereto as Exhibit B.

            4.2.2 Officers' Certificate. A certificate of the Company, signed by two executive officers thereof, stating (a) that the representations and warranties contained in the Subscription/Registration Rights Agreement, the Offering Documents and in Section 2 hereof are true and accurate at each Closing as applied to the Company with the same effect as though expressly made at the Closing, (b) that the Company has complied with all covenants and agreements required to be complied with by it as of the Closing and (c) that the attached Certificate of Designation was filed with the Secretary of State of Nevada.

            4.2.3 Subscription/Registration Rights Agreements.
Subscription/Registration Rights Agreements signed by the Company.

            4.2.4 Certificates. The certificates representing the Securities.

            4.2.5 NASD/Selling Shareholder Questionnaires. NASD/Selling Shareholder Questionnaires completed and signed by each Subscriber in this Offering as well as all officers and directors of the Company.

            4.2.6 Warrant Agreement. The Warrant Agreement signed by the
Company.

            4.2.7 Purchase Option. The Purchase Option signed by the Company.

            4.2.8 Other Documents. Such other closing documents as shall be reasonably requested by the Placement Agent or its counsel.

      4.3 Conditions.

            4.3.1 Conditions to the Placement Agent's Obligations. The obligations of the Placement Agent under this Agreement shall be subject to the following conditions:

                  (1) All representations and warranties of the Company set forth in this Agreement and in the Subscription/Registration Rights Agreements shall be true and accurate as of each Closing with the same effect as though expressly made at each Closing;

                  (2) The Company shall have complied with all covenants and agreements required to be complied with pursuant to this Agreement and the Subscription/Registration Rights Agreements as of the date of each Closing;

                  (3) The Company shall have obtained all consents of third parties required to be obtained in connection with this Offering;

                  (4) The Company shall have filed the Certificate of Designation with the Nevada Secretary of State.

                  (5) There shall be no action, lawsuit, administrative or other proceeding pending or threatened that seeks to enjoin the transactions contemplated by this Agreement.

            4.3.2 Conditions to Company's Obligations. The obligations of the Company under this Agreement shall be subject to the conditions that:

                  (1) The representations and warranties of the Placement Agent set forth in this Agreement are true and accurate as of each Closing with the same effect as though expressly made at each Closing;

                  (2) The Placement Agent has complied with all covenants and agreements required to be complied with as of each Closing; and

                  (3) There shall be no action, lawsuit, administrative or other proceeding pending or threatened that seeks to enjoin the transactions contemplated by this Agreement.

      4.4 Placement Agent's Fees and Expenses. At each Closing, the Company shall pay to the Placement Agent cash commissions equal to 8% of the gross proceeds of the sale of the Securities and a nonaccountable expense allowance equal to 2% of the gross proceeds of the sale of the Securities. The Company shall issue to the Placement Agent the Purchase Option to purchase 10% of the number of shares of Preferred Stock and 10% of the Warrants issued to the Subscribers at such Closing. At the Initial Closing (and if additional fees and expenses are incurred by the Placement Agent then at subsequent Closings as well), the Company also shall reimburse the Placement Agent for the expenses described in Section 5.2 hereof. All the foregoing amounts and any other expenses to be paid pursuant to Section 5.2 are payable at the Placement Agent's direction directly to the parties who are owed same by deduction from the aggregate purchase price of the Securities sold.

5. Covenants. The Company covenants and agrees that:

      5.1 Amendments to Offering Documents. Until the Offering has been completed or terminated, if there shall occur any event relating to or affecting, among other things, the Company or any affiliate, or the proposed operations of the Company as described in the Offering Documents, as a result of which it is necessary, in the reasonable opinion of counsel for the Company or counsel for the Placement Agent, to amend or supplement the Offering Documents in order that the Offering Documents will not contain an untrue statement of a fact or omit to state a fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company shall immediately prepare and furnish to the Placement Agent a reasonable number of copies of an appropriate amendment of or supplement to the Offering Documents, in form and substance satisfactory to counsel for the Placement Agent.

      5.2 Expenses of Offering and Other Expenses. The Company shall be responsible for, and shall pay, all fees, disbursements and expenses incurred in connection with the Offering, including, but not limited to, the Company's legal and accounting fees and disbursements, the Placement Agent's reasonable legal fees, legal fees relating to Blue Sky filings, the costs of preparing, printing, mailing, delivering and filing, where necessary, the Offering Documents and all amendments and supplements thereto (all in such quantities as the Placement Agent may reasonably require), preparing and printing the certificates for the Securities, requested by the Placement Agent, the reasonable costs of any "due diligence" meetings held by the Placement Agent and/or the Company, transfer taxes, transfer agent and registrar fees. In addition to payment of the Placement Agent's fees and expenses and regardless of whether the Offering is consummated, the Company shall, from time to time promptly upon request therefore, pay directly or otherwise reimburse the Placement Agent for all reasonable expenses (including, without limitation, fees of up to $15,000 and disbursements of Placement Agent's counsel and all travel, lodging and other out-of-pocket expenses) incurred by the Placement Agent in connection with its engagement hereunder. At the Initial Closing, the Company shall also prepay to the Placement Agent's counsel the sum of $5,000 for legal fees in connection with such counsel's engagement as special counsel for the Investors under the Subscription Agreement/Registration Rights Agreement in connection with the Offering Registration Statement provided for therein, against such counsel's undertaking to review such Offering Registration Statement on behalf of Investors. The Company's obligations with respect to all fees and expenses due and payable to the Placement Agent pursuant to this Section 5 shall survive the final Closing.

      5.3 Warrant Solicitation Fees. The Company hereby engages the Placement Agent, on a non-exclusive basis, as its agent for the solicitation of the exercise of the Warrants. The Company will (i) assist the Placement Agent with respect to such solicitation, if requested by the Placement Agent, and (ii) at the Placement Agent's request, provide the Placement Agent, and direct the Company's transfer and warrant agent to provide to the Placement Agent, at the Company's cost, lists of the record and, to the extent known, beneficial owners of, the Warrants. The Company will pay the Placement Agent a commission of 5% of the exercise price of the Warrants for each Warrant exercised, payable on the date of such exercise, on the terms provided for in the Warrant Agreement, if the Placement Agent solicited the exercise. It will be presumed that the Placement Agent has solicited the exercise of the Warrants, unless the holders of the Warrant affirmatively states in writing at the time of the exercise, that the exercise was not solicited by the Placement Agent. The Placement Agent may engage sub-agents in its solicitation efforts. The Company agrees to disclose the arrangement to pay such solicitation fees to the Placement Agent in any prospectus used by the Company in connection with the registration of the Warrants and the shares of Common Stock underlying the Warrants.

      5.4 Blue Sky Requirements. The Company shall "Blue Sky" the Offering in such states as the Placement Agent shall reasonably request and shall pay for all blue sky filing fees and costs and expenses of any necessary blue sky registration or qualification or notice filings associated with an exemption from registration or qualification, including the fees and disbursements of counsel. All blue sky work shall be undertaken by the Company and its counsel.

      5.5 Further Assurances. The Company will take such actions as may be reasonably required or desirable to carry out the provisions of this Agreement and the Transaction Documents and the transactions contemplated hereby and thereby.

      5.6 Accuracy of Representations and Warranties. The Company hereby agrees that, prior to the Termination Date or the final Closing, as the case may be, it will not enter into any transaction or take any action, and will use its best efforts to prevent the occurrence of any event, that could result in any of its representations, warranties or covenants contained in this Agreement or any of the Transaction Documents not to be true and correct, or not to be performed as contemplated, at and as of the time immediately after the occurrence of such transaction or event.

      5.7 Press Release. Commencing on the date of this Agreement and continuing until five days after the final Closing, the Company shall not make any press release or other public disclosures without first providing the Placement Agent with a copy of each proposed press release or disclosure for Placement Agent's review, comment and consent, which shall not be unreasonably withheld.

      5.8 Investor Registration Rights. As additional consideration for the Agreement and the transactions contemplated hereby and as set forth in each Subscriber's Subscription/Registration Rights Agreement, the Company will agree with each Subscriber to grant such persons the registration rights set forth in the Subscription/Registration Rights Agreements.

      5.9 Placement Agent Registration Rights. The Placement Agent (and/or other placement agents and sub agents participating in the Offering) shall be afforded registration rights identical to those afforded to investors in the Subscription/Registration Rights Agreement with respect to the Common Stock issuable upon conversion of the Preferred Stock and exercise of the Warrants underlying the Purchase Option and the Warrants underlying the Purchase Option, except for the delinquent filing and effectiveness cash penalties afforded such investors thereunder.

      5.10 Lock-Up Agreements. The Company has caused to be executed legally binding and enforceable agreements pursuant to which each of the officers and directors of the Company (including their family members and affiliates) (collectively, "Insiders"), agree not to offer, sell, transfer, pledge, assign, hypothecate or otherwise encumber, or dispose of (collectively, "Sale") any Preferred Stock, Common Stock, options or warrants of the Company now owned or hereafter acquired, whether beneficially or of record, during the period commencing on the Initial Closing and terminating on the later to occur of (i) one (1) year following the date of the final Closing and (ii) the date on which the Offering Registration Statement is declared effective by the Commission ("Initial Lock Up Period"). For one (1) year ("Additional Lock-Up Period") after the expiration of the Initial Lock Up Period, the Insiders agree not to make a Sale, in any 90-day period during the Additional Lock-Up Period, of shares of Common Stock or other securities of the Company owned by the Insiders that are convertible, redeemable, exchangeable into, or exercisable for, more than one percent (1%) of the then outstanding shares of Common Stock as reported in the Company's most recent Form 10-KSB or Form 10-QSB at the time of such Sale.

      5.11 Board Designee and Representative. For a period of five (5) years from the date the Offering Registration Statement is declared effective by the Commission, the Company shall appoint a designee of the Placement Agent to the Company's Board of Directors. Such designee shall receive no more or less compensation than is paid to other non-management directors of the Company. To the extent permitted by law, the Company shall indemnify the Placement Agent and its designee for the actions of such designee as a director of the Company. In addition, from and after the date such designee is appointed, the Company shall obtain and maintain a liability insurance policy affording coverage for the acts of its officers and directors in an amount not less than $1,500,000 and will include the Placement Agent's designee as an insured under such policy. In the event that the Placement Agent has not exercised its option to designate a member of the Company's Board of Directors as set forth above, for a period of five (5) years from the date the Offering Registration Statement is declared effective by the Commission, upon notice from the Placement Agent to the Company, the Placement Agent shall have the right to send a representative (who need not be the same individual from meeting to meeting) to observe each meeting of the Board of Directors of the Company. The Company agrees to give the Placement Agent written notice of all Board of Directors' meetings and to provide the Placement Agent with an agenda of and minutes of such meetings no later than it gives such notice and provides such items to the other directors, and reimburse the Placement Agent's representative for his or her reasonable out-of-pocket expenses incurred in connection with his or her attendance at such meeting, including but not limited to, food, lodging and transportation.

6. Indemnification and Contribution.

      6.1 Indemnification of the Placement Agent by the Company. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Securities Act and/or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Placement Agent or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Transaction Documents, or (B) in any blue sky application or other document executed by the Company specifically for blue sky purposes or based upon any other written information furnished by the Company or on its behalf to any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) any breach by the Company of any of its representations, warranties or covenants contained herein or in any of the Transaction Documents, (iii) the omission or alleged omission by the Company to state in the Transaction Documents or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (iv) any liability incurred by the Placement Agent arising from the Escrow Agreement between the Company and the Escrow Agent not due to a Placement Agent Non-Indemnity Event (hereinafter defined); and will reimburse the Placement Agent and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, whether arising out of an action between the Placement Agent and the Company or the Placement Agent and a third party; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or omission made in reliance upon and in conformity with written information regarding the Placement Agent that is furnished to the Company by the Placement Agent specifically for inclusion in the Offering Documents or any such Blue Sky Application or (ii) any breach by the Placement Agent of the representations, warranties or covenants contained herein (together, (i) and (ii) above are referred to as the "Placement Agent Non-Indemnity Events").

      6.2 Indemnification of the Company by the Placement Agent. The Placement Agent agrees to indemnify and hold harmless the Company, each of its directors and executive officers and each person, if any, who controls the Company within the meaning of the Securities Act and/or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such director, executive officer, or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Placement Agent Non-Indemnity Event; and will reimburse the Company and each such director, executive officer or controlling person for any legal or other expenses reasonably incurred by the Company or such director, executive officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, provided that such loss, claim, damage or liability is found ultimately to arise out of or be based upon any Placement Agent Non-Indemnity Event.

      6.3 Indemnification of the Selected Dealers by the Company. The Company agrees to indemnify and hold harmless each Selected Dealer and each person, if any, who controls a Selected Dealer within the meaning of the Securities Act and/or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selected Dealer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Offering Documents, or (B) in any Blue Sky Application,
(ii) any breach by the Company of any of its representations, warranties or covenants contained herein or in any of the Offering Documents, or (iii) the omission or alleged omission by the Company to state in the Offering Documents or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse each Selected Dealer and each such controlling person for any legal or other expenses reasonably incurred by such Selected Dealer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, whether arising out of an action between such Selected Dealer and the Company or such Selected Dealer and a third party; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or omission made in reliance upon and in conformity with written information regarding such Selected Dealer specifically for inclusion in the Offering Documents or any such Blue Sky Application or (ii) any breach by such Selected Dealer of the representations, warranties or covenants contained herein (together, (i) and (ii) above are referred to as the "Selected Dealer Non-Indemnity Events").

      6.4 Indemnification of the Company by the Selected Dealers. The Selected Dealers, severally and not jointly, agree to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act and/or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Company or such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Selected Dealer Non-Indemnity Event; and will reimburse the Company and each such controlling person for any legal or other expenses reasonably incurred by the Company or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action provided that such loss, claim, damage or liability is found ultimately to arise out of or be based upon any Selected Dealer Non-Indemnity Event.

      6.5 Procedure. Promptly after receipt by an indemnified party under this
Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability under this Section 6 as to the particular item for which indemnification is then being sought, except and to the extent that the indemnifying party is materially prejudiced thereby, from any other liability that it may have to any indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

      6.6 Contribution. If the indemnification provided for in this Section 6 is unavailable to any indemnified party (other than as a result of the failure to notify the indemnifying party as provided in Section 6.5 hereof) in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Placement Agent or Selected Dealer, on the other hand, from the Offering, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company, on the one hand, and of the Placement Agent or Selected Dealer, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Placement Agent or Selected Dealer, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering received by the Company bear to the commissions received by the Placement Agent or Selected Dealer. The relative fault of the Company, on the one hand, and the Placement Agent or Selected Dealer, on the other hand, will be determined with reference to, among other things, whether the untrue or statement of a material fact or the omission to state a material fact relates to information supplied by the Company, on the one hand, and the Placement Agent or Selected Dealer, on the other hand, and their relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the Placement Agent's obligations under this Section 6.6 shall not exceed the actual commissions received by the Placement Agent.

      6.7 Equitable Considerations. The Company, the Placement Agent and each Selected Dealer agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.

      6.8 Attorneys' Fees. The amount payable by a party under this Section 6 as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim (including, without limitation, fees and disbursements of counsel incurred by an indemnified party in any action or proceeding between the indemnifying party and indemnified party or between the indemnified party and any third party or otherwise). Notwithstanding the foregoing, with respect to any third party action, fees and disbursements of separate counsel for the indemnified party shall only be paid by the indemnifying party if there is a conflict of interest between the indemnified party and the indemnifying party and, in such, case, only with respect to one counsel for all the indemnified parties.

7. Termination. The Placement Agent reserves the right not to proceed with the Offering for any reason, including if: (i) adverse information known to management and not previously disclosed to the Placement Agent by the Company comes to the Placement Agent's attention relating to the Company, its management or its position in the industry which would preclude a successful Offering; (ii) a material adverse change not yet reported in the Company's public filings or otherwise disclosed in the Offering Documents has occurred in the financial condition, business or prospects of the Company; or (iii) the Company has breached any of its material representations, warranties or obligations hereunder, or failed to expeditiously proceed with the Offering. If the Placement Agent elects not to proceed with the Offering as a result of the conditions enumerated in the clauses above, or, if the Company elects not to proceed with the Offering for any reason, then the Company, in full satisfaction of its obligations to the Placement Agent hereunder the Company shall pay all of Placement Agent's fees and expenses, including legal fees.

8. Right of First Refusal. For a period of two (2) years following the final Closing of the offering, the Placement Agent shall have a right of first refusal to underwrite or place any public or private sale of equity securities of the Company or any subsidiaries or successors of the Company, offered for sale by the Company or any of its subsidiaries, successors or affiliates.

9. Notices. Any notice hereunder shall be in writing and shall be effective when delivered in person or by facsimile transmission or mailed by certified mail, postage prepaid, return receipt requested, to the appropriate party or parties, at the following addresses: if to the Placement Agent, to HCFP/Brenner Securities LLC, 888 Seventh Avenue, New York, New York 10106, Attention: Ira Scott Greenspan, Vice Chairman and General Counsel (fax no. 212-707-0378); with a copy to Blank Rome LLP, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, Attention: Robert J. Mittman, Esq. (Fax No. (917) 332-3800); if to the Company, to Giant Motorsports, Inc., 13134 State Route 62, Salem, OH 44460, Attention: Gregory A. Haehn, President and Chief Operating Officer (Fax No. 330-332-4727); with a copy to Gusrae, Kaplan, Bruno & Nusbaum, PLLC, 120 Wall Street, New York, NY, Attention: Lawrence G. Nussbaum, Esq. (Fax No. 212-809-5449); or, in each case, to such other address as the parties may hereinafter designate by like notice.

10. Parties. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. Neither party may assign this Agreement or its obligations hereunder without the prior written consent of the other party. This Agreement is intended to be, and is, for the sole and exclusive benefit of the parties hereto and the persons described in Sections 6.1 through 6.4 hereof and their respective successors and assigns, and for the benefit of no other person, and no other person will have any legal or equitable right, remedy or claim under, or in respect of this Agreement.

11. Amendment and/or Modification. Neither this Agreement, nor any term or provision hereof, may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

12. Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

13. Validity. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or in part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

14. Waiver of Breach. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

15. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied in this Agreement. Any and all prior discussions, negotiations, commitments and understanding relating to the subject matter of this Agreement are superseded by this Agreement.

16. Counterparts. This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

17. Law. Pursuant to Section 5-401 of the New York General Obligation Law, this Agreement will be governed as to validity, interpretation, construction, effect and in all other respects by the internal law of the State of New York. The Company and the Placement Agent each (i) agree that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding, and the right to assert that such forum is an inconvenient forum, and (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and the Placement Agent further agree to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agree that service of process upon either of them mailed by certified mail to their respective addresses shall be deemed in every respect effective service of process in any such suit, action or proceeding.

18. Representations, Warranties and Covenants to Survive Delivery. The respective representations, indemnities, agreements, covenants, warranties and other statements of the Company and the Placement Agent shall survive execution of this Agreement and delivery of the Securities and/or the termination of this Agreement prior thereto.

      If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                                       Very truly yours,

                                       GIANT MOTORSPORTS, INC.


                                       By: /s/ Gregory A. Haehn
                                           -------------------------------------
                                           Gregory A. Haehn
                                           President and Chief Operating Officer

AGREED:

HCFP/BRENNER SECURITIES LLC


By: /s/ Avi Lipsker
    ---------------------
Name:  Avi Lipsker
Title: Managing Director

                                    EXHIBIT A

                 SCHEDULE OF RELATED INFORMATION AND EXCEPTIONS

Schedule 2.2 - Subsidiaries

      1. Chicago Cycle, Inc. incorporated in Nevada, is wholly owned by the Company

      2. W.W.Cycles, Inc. incorporated in Ohio, is wholly owned by the Company

      3. Giant Motorsports Acceptance Group, Inc. incorporated in Delaware, is a wholly owned by the Company

Schedule 2.4 - Registration Rights

      In connection with services rendered during the merger of W.W. Cycles and the Company a warrant to purchase One Million (1,000,000) shares of the Company's common stock was issued to Moneta Capital, LLC. This warrant was subsequently assigned to various other persons and all warrants provide for standard piggyback registration rights.

      The Company granted standard piggyback registration rights to the holder of the Bridge Note (discussed in Schedule 2.16) hereafter, with respect to the 100,000 shares of common stock issuable upon exercise of the warrant issued to such holder.

      In August 2004, the Company granted to each of Russell A. Haehn and Gregory A. Haehn options to purchase 1,000,000 shares of Common Stock and 500,000 shares of Common Stock, respectively, at an exercise price of $1.25 per share. The Company agreed to register the shares of Common Stock underlying such options, pursuant to a Registration Statement on Form S-8 by August 2005. The Company has not yet filed a Registration Statement to register such shares of Common Stock.

Schedule 2.16 - Material Contracts

      On April 30, 2004, the Company paid $1,675,000 of the purchase price for its Chicago Cycles subsidiary by issuing to Kings Motorsports a 6% $1,675,000 aggregate principal amount note (the "Note"), which Note initially provided for payment as follows: (i) $500,000 on July 29, 2004, (ii) $250,000 on October 27, 2004, and (iii) the remaining $925,000, plus accrued but unpaid interest on April 30, 2005. As of September 9, 2005, the Company had paid a total of $825,000 of the principal amount payable under the Note. The Note is secured by a second lien on Chicago Cycles' assets, and personally guaranteed by Russell Haehn and Gregory Haehn. The Company attempted to negotiate an extended payment plan for the payment of the outstanding balance, but have not entered into any such agreement with the Holder of the Note. Although the holder of the Note has not declared the Company in default under the Note, the Company may be deemed to be technically in default, and there is no assurance that the holder of the Note will not demand full payment of outstanding principal and accrued but unpaid interest.

                                                                      __________
                                                                       Initials

      On April 20, 2004, pursuant to a $500,000 aggregate principal amount promissory note bearing interest at the rate of fourteen (14%) percent per annum (the "Bridge Note"), the Company received, from a third party, an aggregate principal amount bridge loan (the "Bridge Loan"). All outstanding principal on the Bridge Note was due on October 15, 2004. To secure the repayment of principal and interest on the Bridge Note, each of Russell Haehn and Gregory Haehn (i) pledged to the lender 150,000 shares (300,000 shares in the aggregate) of common stock owned by each of them, and (ii) guaranteed all of the Company's payment obligations to the lender. As partial consideration for the Bridge Loan, the Company issued to the lender a five-year warrant to purchase 100,000 shares of common stock, at an exercise price of $2.25 per share. We also granted the lender certain piggyback registration rights with respect to the shares of common stock underlying the warrant. We used the $500,000 Bridge Loan proceeds for working and operating capital. On October 15, 2004, we repaid $250,000 of the principal amount outstanding under the Bridge Loan. Pursuant to a letter agreement entered into with the lender on October 6, 2004, payment of the remaining $250,000 of principal and all accrued interest thereon was extended until January 15, 2005. The Company paid the lender $2,500 in consideration for the extension. The Company has not made any additional payments of principal through September 9, 2005, however, it has continued to make monthly interest payments at the rate of 14% per annum. Although the holder of the Bridge Note has not declared the Company in default under the Bridge Note, the Company may be deemed to be technically in default, and there is no assurance that the holder of the Bridge Note will not demand full payment of outstanding principal and accrued but unpaid interest.

Schedule 2.20(b) - Employee Matters

      W.W. Cycles, Inc., one of the Company's subsidiaries, maintains a 401(k) plan.

                                                                      __________
                                                                       Initials
                                       2